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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 21, 2002


                          MARVELL TECHNOLOGY GROUP LTD.
             (Exact name of registrant as specified in its charter)



              BERMUDA                       0-30877               77-0481679
(State or other jurisdiction of     (Commission File Number)   (I.R.S. employer
incorporation or organization)                                  identification
                                                                number)

                                    4TH FLOOR
                                  WINDSOR PLACE
                                 22 QUEEN STREET
                                P.O. BOX HM 1179
                                 HAMILTON HM EX
                                     BERMUDA

              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 296-6395


                                       N/A
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.     OTHER EVENTS

            On November 21, 2002, the Registrant issued a press release announcing its financial results for the third fiscal quarter ended November 2, 2002. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the November 21, 2002 press release.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


Exhibit                                Description
-------                                -----------
99.1                                   Press Release issued November 21, 2002.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21,  2002                    MARVELL TECHNOLOGY GROUP LTD.


                                            By: /s/ George A. Hervey
                                                --------------------------------
                                            Name: George A. Hervey
                                            Its:  Vice President of Finance and
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit 99.1            Press Release issued November 21, 2002.


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